UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) February 26, 2008

                             NEXGEN BIOFUELS, LTD
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Israel                        0-17788                   N/A
-------------------------------  ------------------------   -------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
       incorporation)                                       Identification  No.)

               2533 Windguard Circle, Suite 101,
                    Wesley Chapel, Florida                         33544
            ----------------------------------------             ----------
            (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code 813-929-4802

                          Healthcare Technologies Ltd.
                         Beit Amargad, 32 Shaham Street
                   Kiryat Matalon, Petach Tikva 49170, Israel
               --------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

On January 7, 2008, NexGen Biofuels Ltd. (f/k/a Healthcare Technologies Ltd.) (the "Company") received from the Staff of the Listing Qualifications Department (the "Determination") of The NASDAQ Stock Market LLC, a letter (the "Letter") which indicated that because the Staff believed that the Company's Plan of Arrangement with NexGen Biofuels, Inc., which closed on December 31, 2007, constituted a reverse merger, the surviving entity was required to submit an initial listing application and satisfy Nasdaq's initial listing standards. NexGen Biofuels, Ltd. had submitted a listing application on September 7, 2007, however, the application was not approved because, among other things, the Company did not meet the minimum $4 bid price requirement for initial listing. Accordingly, the Letter indicated that the Company's securities would be delisted from The NASDAQ Stock Market.

The Company filed for an appeal of the Determination. On February 21, 2008, the Company had a hearing before the Nasdaq Listing Qualifications Panel (the "Panel") to review the Determination.

On February 26, 2008, the Company received a letter from the Panel, informing the Company that the Panel had determined to delist the Company's securities from The Nasdaq Stock Market and will suspend trading of the securities effective at the open of business on Thursday, February 28, 2008.

     The Company believes that, following the recent filing of a Form 211 by a market maker, its ordinary shares will be eligible for trading on the OTC Bulletin Board.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

     99.1 Press Release dated February 27, 2008.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         NexGen Biofuels Ltd.


                                                         By: /s/ Eran Rotem
                                                         ------------------
                                                         Eran Rotem
                                                         Chief Financial Officer

Dated: February 27, 2008